SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 14, 2000

                                  CIMNET, INC.
             ------------------------------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  DELAWARE                          0-22597                      52-2075851
(STATE OR OTHER                  (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)                IDENTIFICATION NO.)
FORMATION)


                       946 WEST PENN AVENUE, ROBESONIA, PA              19551
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 693-3114


        ----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

        ----------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 14, 2000, Cimnet, Inc.(the "Company") and the stockholders of RealTime Information Systems, PTY (the "RealTime Stockholders"), an Australian company engaged in the business of creating and developing software for shop floor control, entered into a Stock Purchase Agreement (the "Purchase Agreement"). Contemporaneous with the execution and delivery of the Purchase Agreement, the Company and the RealTime Stockholders closed the transaction contemplated by the Purchase Agreement. Under the terms of the Purchase Agreement, the Company acquired all of the outstanding capital stock of RealTime in exchange for (i) the payment by the Company of a total of $10,000 and (ii) the issuance of 1,194,131 shares of the Company's common stock. The transaction will be accounted for under the purchase method of accounting.

         As a result of these transactions, (a) the Company presently owns all of the outstanding shares of capital stock of RealTime and (b) Messrs. Ian Stone, Anthony Crouch and Grant Kelly own 571,550, 510,312, and 112,269 shares of Cimnet Common Stock, respectively. It is anticipated that Messrs Stone and Crouch will execute and deliver employment agreements with the Company in the near future.

ITEM 5.  OTHER EVENTS.

         On April 26, 2000, the Company announced that it signed a letter of intent regarding the proposed merger of the Company with Applied Statistics, Inc. and Advanced Systems and Designs, Inc. The merger transaction is subject to the satisfaction of several conditions, including the execution of definitive agreements and the approval by the boards of directors and stockholders of each of the companies. It is presently contemplated that the present stockholders of the Company will own approximately 42% of the Company's outstanding shares of common stock following consummation of the Merger.

         The combined companies expect to offer a complete, integrated portfolio of industrial production and quality management solutions including Manufacturing Execution System (MES) factory floor management and real-time Statistical Process Control (SPC) solutions, optimizing manufacturing processes. The Company believes that these capabilities are especially critical for globally competitive manufacturing enterprises implementing quality standards and eBusiness strategies.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The Registrant intends to file required financial statement disclosure within 60 days following the date on which this Report on Form 8-K is required to be filed.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                            CIMNET, INC.



                                            By: /s/ JOHN D. RICHARDSON, III
                                               ---------------------------------
                                               Name:  John D. Richardson, III
                                               Title: Chief Executive Officer

Dated:  April 28, 2000


                                        3